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                                                                    Exhibit 10.1

Stock Purchase Agreement, dated as of July 30, 2002, between SoftNet Systems, Inc., SSH Corporation and Independence Holding Company incorporated herein by reference to the corresponding exhibit to the Current Report on Form 8-K, filed July 31, 2002.